                                                                    EXHIBIT 10.1


                    SECURITIES PURCHASE, REGISTRATION RIGHTS

                             AND SECURITY AGREEMENT



                                  BY AND AMONG



                               SSP SOLUTIONS, INC.



                                       AND



                    THE INVESTORS LISTED ON EXHIBIT A HERETO



                           DATED AS OF APRIL 16, 2000

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                               TABLE OF CONTENTS

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
                                                                                         PAGE
                                                                                         ----
1.      DEFINITIONS......................................................................  2

2.      PURCHASE AND SALE OF COMPANY SECURITIES..........................................  2

3.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................................  2

        3.1    Organization and Qualification............................................  2
        3.2    Authorization; Enforcement; Validity......................................  2
        3.3    Capitalization............................................................  3
        3.4    Issuance of Securities....................................................  4
        3.5    No Conflicts..............................................................  4
        3.6    SEC Documents; Financial Statements.......................................  5
        3.7    Absence of Certain Changes................................................  5
        3.8    Absence of Litigation.....................................................  5
        3.9    No Undisclosed Events, Liabilities, Developments or Circumstances.........  6
        3.10   No General Solicitation...................................................  6
        3.11   Employee Relations........................................................  6
        3.12   Intellectual Property Rights..............................................  6
        3.13   Environmental Laws........................................................  7
        3.14   Title.....................................................................  7
        3.15   Insurance.................................................................  7
        3.16   Regulatory Permits........................................................  7
        3.17   Internal Accounting Controls..............................................  7
        3.18   Tax Status................................................................  8
        3.19   Transactions With Affiliates..............................................  8
        3.20   Rights Agreement..........................................................  8
        3.21   Foreign Corrupt Practices.................................................  8
        3.22   No Undisclosed Liabilities................................................  8
        3.23   Investment Company Act Status.............................................  9
        3.24   No Integrated Offering....................................................  9
        3.25   Ownership By Shahs and Winkler............................................  9
        3.26   Disclosure................................................................  9
        3.27   S-3 Eligibility...........................................................  9
        3.28   Significant Shareholders..................................................  9

4.      INVESTORS' REPRESENTATIONS AND WARRANTIES........................................  9

        4.1    Investment Purpose........................................................  9
        4.2    Accredited Investor Status................................................ 10
        4.3    Reliance on Exemptions.................................................... 10
        4.4    Information............................................................... 10
        4.5    No Governmental Review.................................................... 10
        4.6    Transfer or Resale........................................................ 10
        4.7    Legends................................................................... 11
        4.8    Authorization; Enforcement; Validity...................................... 11

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
        4.9    Residency................................................................. 12
        4.10   Minimum Investment by Certain Investors................................... 12

5.      GUARANTEE; GRANT OF SECURITY INTEREST............................................ 12

        5.1    Guarantee................................................................. 12
        5.2    Grant; Description of Collateral.......................................... 12
        5.3    Priority; Agreements Relating to Collateral............................... 13

               5.3.1  Priority of Security Interest...................................... 13
               5.3.2  Senior Debt........................................................ 13
               5.3.3  Execution of Subordination Agreement............................... 14
               5.3.4  Additional Encumbrances............................................ 14
               5.3.5  Insurance.......................................................... 14

        5.4    Collateral Held by Investors.............................................. 14
        5.5    Security Interest Absolute................................................ 14
        5.6    Limitation on the Investors' Duty in Respect of Collateral................ 15
        5.7    Reinstatement............................................................. 15
        5.8    Representative of the Investors........................................... 15

6.      COVENANTS........................................................................ 16

        6.1    Payments with Respect to the Notes, Principal Notes....................... 16
        6.2    Notice of Default or Litigation........................................... 16
        6.3    Books, Records and Inspections............................................ 16
        6.4    Taxes..................................................................... 16
        6.5    Covenants Concerning the Collateral....................................... 16

               6.5.1  Further Assurances................................................. 17
               6.5.2  Corporate Identity................................................. 17
               6.5.3  Fixtures and Equipment............................................. 17
               6.5.4  Collateral Transfer, Removal or Sale............................... 17
               6.5.5  Intellectual Property.............................................. 17

        6.6    Form D and Blue Sky....................................................... 18
        6.7    Reporting Status.......................................................... 18
        6.8    Reservation of Shares..................................................... 18
        6.9    Listing................................................................... 18
        6.10   Expenses.................................................................. 18
        6.11   Filing of Form 8-K........................................................ 19
        6.12   Stockholder Approval; Proxy Statement..................................... 19
        6.13   Investors' Covenants...................................................... 20

7.      DEFAULTS AND REMEDIES............................................................ 20

        7.1    Events of Default......................................................... 20
        7.2    Acceleration.............................................................. 20
        7.3    Other Remedies............................................................ 21
        7.4    Waiver of Past Defaults................................................... 21

8.      REGISTRATION..................................................................... 21

        8.1    Mandatory Registration.................................................... 21

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
        8.2    Effect of Failure to File and Obtain and Maintain Effectiveness of
               Registration Statement.................................................... 21
        8.3    Related Obligations....................................................... 22
        8.4    Obligations of the Investors.............................................. 25
        8.5    Expenses of Registration.................................................. 26
        8.6    Indemnification........................................................... 26
        8.7    Contribution.............................................................. 29
        8.8    Reports under the Exchange Act............................................ 29
        8.9    Assignment of Registration Rights......................................... 29
        8.10   Amendment of Registration Rights.......................................... 30

9.      CLOSING.......................................................................... 30

10.     MISCELLANEOUS.................................................................... 30

        10.1   Payments.................................................................. 30
        10.2   Consent to Amendments..................................................... 30
        10.3   Form, Registration, Transfer and Exchange of the Note; Lost Note.......... 31
        10.4   Entire Agreement.......................................................... 31
        10.5   Severability.............................................................. 31
        10.6   Successors and Assigns.................................................... 31
        10.7   Notices................................................................... 31
        10.8   Accounting Terms.......................................................... 32
        10.9   Descriptive Headings...................................................... 32
        10.10  Exhibits and Disclosure Schedules......................................... 32
        10.11  Counterparts.............................................................. 32
        10.12  Remedies.................................................................. 33
        10.13  Governing Law and Choice of Forum......................................... 33
        10.14  Indemnification........................................................... 33
        10.15  Enforcement............................................................... 33
        10.16  Representation by Counsel................................................. 34
        10.17  WAIVER OF JURY TRIAL...................................................... 34


EXHIBITS

Exhibit A      Names, Addresses, Contact Information and Purchase Amounts for
               Investors

Exhibit B      Certain Definitions

         SECURITIES PURCHASE, REGISTRATION RIGHTS AND SECURITY AGREEMENT

        This Securities Purchase, Registration Rights and Security Agreement (this "Agreement") is entered into as of April 16, 2002 by and among the investors listed on Exhibit A hereto ("Investors"), and SSP Solutions, Inc., a Delaware corporation (the "Company"). In addition, Litronic Industries, Inc., a California corporation, Pulsar Data Systems, Incorporated, a Delaware corporation, BIZ Interactive Zone, Inc., a Delaware corporation, and GET/SSP, LLC, a Nevada limited liability company (collectively, "Guarantors"), are wholly-owned subsidiaries of the Company and are parties to this Agreement only for purposes of Sections 5, 6.5 and 9 of this Agreement. Each of Kris Shah and Marvin J. Winkler (collectively, "Principals") is a party to this Agreement only for purposes of Sections 4.10 and 9 of this Agreement. Kingsport Capital Partners, LLC (the "Representative of the Investors") is a party to this Agreement only for purposes of Section 5.8 and 9 of this Agreement. Richard P. Kiphart ("Kiphart") and Nefilim Associates, LLC, a Massachusetts limited liability company ("Nefilim") are Investors hereunder but also are referred to specifically herein as the "December Investors" for purposes of the recitals below and Section 2 and 9 of this Agreement.

                                    RECITALS

        A. Kiphart, Sandy Tennant, Kris Shah and Marvin J. Winkler purchased 8.0% Subordinated Convertible Notes dated December 18, 2001 in the original principal amount of $1,500,000, $250,000, $375,000 and $375,000, respectively
(each a "December Note" and collectively, the "December Notes"), pursuant to an SSP Solutions, Inc. Purchase Agreement 8.0% Subordinated Convertible Notes dated December 17, 2001. Sandy Tennant later assigned his December Note to Nefilim. The outstanding principal and accrued interest owed by the Company to Kiphart and Nefilim under their respective December Notes as of the date hereof is $1,539,667 and $256,444, respectively.

        B. The Company desires to issue and sell to the Investors, and the Investors desire to purchase, on the terms and conditions set forth herein, (i) 10% Secured Convertible Promissory Notes due December 31, 2005 in the aggregate principal amount of $5,796,111 (as they may be amended, modified, restated, supplemented or extended, the "Notes") and (ii) Warrants to Purchase Common Stock in the aggregate amount of 3,477,666 shares of the Company's Common Stock (as they may be amended, modified, restated, supplemented or extended, the "Warrants").

        C. Each of the Investors is purchasing a Note in the principal amount and a Warrant to acquire the number of shares of the Company's Common Stock set forth opposite that Investor's name on Exhibit A. Each of the Investors other than the December Investors are purchasing the Notes and Warrants set forth opposite their respective names on Exhibit A by delivery to the Company at the Closing (as defined herein) of immediately available funds equal in amount to the original face amount of the Note set forth opposite their respective names on Exhibit A. Kiphart is purchasing the Note and Warrant set forth opposite his name on Exhibit A by delivery to the Company at the Closing of (i) $2,250,000 in immediately available funds and (ii) his December Note for cancellation. Nefilim is purchasing the Note and Warrant set forth opposite its name on Exhibit A by delivery to the Company at the Closing of the December Note assigned to it by Sandy Tennant for cancellation.

                                    AGREEMENT

        In consideration of the mutual covenants and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. For the purpose of this Agreement capitalized terms not otherwise defined herein have the meanings set forth in Exhibit B.

2. PURCHASE AND SALE OF COMPANY SECURITIES. Subject to the terms and conditions contained herein, and in reliance upon the representations, warranties and agreements contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase, the Securities on the Closing Date (as defined in Section 9.1). The aggregate purchase price being paid by the Investors shall be $5,796,111 ("Purchase Price"), which shall be allocated by the parties hereto $5,767,130 to the Notes and $28,981 to the Warrants (and divided among the Investors in proportion to the face amounts of their Notes). The Company and the Investors shall use such allocation of the Purchase Price for all federal, state and local tax purposes. Each of the Investors other than the December Investors shall deliver to the Company at the Closing immediately available funds equal in amount to the original face amount of the Note set forth opposite their respective names on Exhibit A. Kiphart shall deliver to the Company at the Closing (i) $2,250,000 in immediately available funds and (ii) his December Note for cancellation. At the Closing, Nefilim shall deliver to the Company the December Note assigned to it by Sandy Tennant for cancellation.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Investors that:

        3.1 Organization and Qualification. The Company and each of its Subsidiaries is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authorization to own its properties and to carry on its businesses as now being conducted or as is proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it or proposed to be conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. The Company has no Subsidiaries except as set forth on Schedule 3.1.

        3.2 Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes, the Warrants and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement, including but not limited to the Consent and Waiver Agreement dated April 16, 2002, by and among Kris Shah, Marvin Winkler and the Company, and the letter to the Representative of the Investors regarding conversion of the Notes dated April 16, 2002 and executed by the Company, Marvin Winkler, Kris Shah, Ramesh Shah, Dilip Shah and Wave Systems Corp. (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby, including without limitation the issuance of the Warrants and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Notes, the Warrant Shares issuable upon exercise of the Warrants or the Interest Shares issuable upon the Company's payment of interest under the Notes in shares, have been duly authorized by the Company's Board of Directors and, except for the approval of the stockholders of the Company required to be obtained under the rules and regulations of the Principal Market (as defined in Section 6.9), and which will be obtained as soon as is practicable after the date hereof, no further consent or authorization is required by the Company, its Board of Directors or its stockholders. The Transaction Documents have been duly executed and delivered by the Company. The Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

        3.3 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of the date hereof, 20,664,832 shares are issued and outstanding, 5,891,487 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 2,733,511 shares are issuable and reserved for issuance pursuant to securities (other than the Notes, the Warrants and any securities convertible into Payment Shares (as defined and disclosed in Schedule 3.3)) exercisable or exchangeable for, or convertible into, shares of Common Stock and
(ii) 5,000,000 shares of Preferred Stock, of which as of the date hereof, no shares are issued and outstanding. All of such outstanding or issuable shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3.3, (A) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances granted or created by the Company; (B) there are no outstanding debt securities issued by the Company; (C) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries; (D) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except this Agreement); (E) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (F) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; and (G) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement.

        3.4 Issuance of Securities. Upon conversion or exercise in accordance with the Notes or the Warrants, as the case may be, or payment of interest under the Notes by issuing Interest Shares in accordance with the Notes, the Conversion Shares, the Warrant Shares and the Interest Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. 15,500,000 shares of Common Stock have been duly authorized and reserved for issuance upon conversion of the Notes, upon exercise of the Warrants and upon payment of interest due under the Notes. The issuance by the Company of the Securities is exempt from registration under the Securities Act.

        3.5 No Conflicts. Except as disclosed in Schedule 3.5, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares, the Warrant Shares and the Interest Shares) will not (i) result in a violation of the Company's Certificate of Incorporation or the Bylaws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in Schedule 3.5, neither the Company nor any of its Subsidiaries is in violation of any term of its Certificate of Incorporation or Bylaws or their organizational charter or bylaws, respectively. Except as disclosed in Schedule 3.5, neither the Company nor any of its Subsidiaries is in violation or any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance or regulation of any governmental entity, except where such violation would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3.5, all consents, authorizations, orders, filings and registrations which the Company is required to obtain as described in the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances that might give rise to any of the foregoing. The Company is not in violation of the listing requirements of the Principal Market and has no actual knowledge of any facts or any reason to believe that facts exist that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future.

        3.6 SEC Documents; Financial Statements. Since December 31, 1999, except as set forth on Schedule 3.6, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein) being hereinafter referred to as the "SEC Documents"). A complete and accurate list of the SEC Documents that have been filed by the Company on EDGAR is set forth on Schedule 3.6. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Investors with any material, nonpublic information.

        3.7 Absence of Certain Changes. Except as disclosed in Schedule 3.7, since December 31, 2001, there has been no material adverse change and no material adverse development in the business, properties, assets, operations, results of operations, financial conditions or prospects of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Except as disclosed in Schedule 3.7, since December 31, 2001, the Company has not declared or paid any dividends, sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or had capital expenditures, individually or in the aggregate, in excess of $100,000.

        3.8 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries or any of the Company's or any Subsidiary's officers or directors in their capacities as such, except as expressly set forth in Schedule
3.8. Except as set forth in Schedule 3.8, to the knowledge of the Company none of the directors or officers of the Company have been involved in securities related litigation during the past five years.

        3.9 No Undisclosed Events, Liabilities, Developments or Circumstances. Except for the issuance of the Notes and Warrants contemplated by this Agreement and as set forth on Schedule 3.9, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly disclosed.

        3.10 No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities or the December Notes.

        3.11 Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. None of the Company's or its Subsidiaries' employees is a member of a union which relates to such employee's relationship with the Company or its Subsidiaries, neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company that he intends to leave the Company or otherwise terminate his employment with the Company. No executive officer, to the best knowledge of the Company and its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

        3.12 Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights necessary to conduct their respective businesses as now conducted or as proposed to be conducted in the future. Except as set forth on Schedule 3.12, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, trade secrets or other intellectual property rights of others, or of any development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3.12, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding its trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, trade secrets, or infringement of other intellectual property rights; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken security measures to protect the secrecy, confidentiality and value of all of their intellectual properties consistent with industry practices used by comparable companies. Schedule 3.12 contains a complete list of all patents and trademarks for which the Company has sought intellectual property protection with the Patent and Trademark Office.

        3.13 Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

        3.14 Title. The Company and its Subsidiaries have good title to all property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3.14 or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

        3.15 Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and, except as set forth in
Schedule 3.15, neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

        3.16 Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

        3.17 Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability,

(iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        3.18 Tax Status. The Company and each of its Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes), (ii) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which the Company has made appropriate reserves for on its books, and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations (referred to in clause (i) above) apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

        3.19 Transactions With Affiliates. Except as set forth on Schedule 3.19, and other than the grant of stock options disclosed on Schedule 3.3, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

        3.20 Rights Agreement. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

        3.21 Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

        3.22 No Undisclosed Liabilities. The Company has no liabilities or obligations of any nature, whether accrued, absolute, contingent, unliquidated or otherwise, except those disclosed or described in the SEC Documents, including the financial statements and notes thereto included in the SEC Documents, and those liabilities and obligations incurred since the last day covered by the financial statements included in the most recently filed SEC Document listed on Schedule 3.6.

        3.23 Investment Company Act Status. Neither the Company nor any of the Subsidiaries is an "investment company" or a company "controlled" by an "investment company" as those terms are defined in the Investment Company Act of 1940, as amended.

        3.24 No Integrated Offering. Except as set forth on Schedule 3.24, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

        3.25 Ownership By Shahs and Winkler. Kris Shah and Marvin Winkler are the current Co-Chairmen and Co-Executive Officers of the Company. Ramesh Shah and Dilip Shah are brothers of Kris Shah and part of the management of the Company. Kris Shah, Marvin Winkler, Ramesh Shah and Dilip Shah own or control the voting rights to approximately 56% of the voting securities of the Company that are issued and outstanding as of the date hereof. Further, Wave Systems Corp, a business partner of the Company, owns the voting rights to approximately an additional 15% of the voting securities of the Company that are issued and outstanding as of the date hereof.

        3.26 Disclosure. This Agreement (including the schedules and exhibits hereto) does not contain any untrue statement of any material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. To the Company's knowledge, there are no facts that, individually or in the aggregate, would have a Material Adverse Effect that have not been set forth in this Agreement (including the schedules attached hereto).

        3.27 S-3 Eligibility. Upon filing of its Form 10-K for the fiscal year ended December 31, 2001, on or before April 16, 2002, the Company will be eligible to register the Conversion Shares, the Warrant Shares and the Interest Shares on Form S-3.

        3.28 Significant Shareholders. Set forth on Schedule 3.28 is a list of stockholders each of whom is the record owner of 100,000 or more shares of the Company's Common Stock.

        4. INVESTORS' REPRESENTATIONS AND WARRANTIES. Each Investor represents and warrants, with respect to only such Investor, that:

        4.1 Investment Purpose. The Investor (i) is acquiring the Notes and the Warrants, (ii) upon conversion of the Notes, will acquire the Conversion Shares then issuable, (iii) upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof, and (iv) upon the Company's election to pay interest due under the Notes with Interest Shares, will acquire the Interest Shares issued pursuant to the Notes, for such Investor's own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act. From January 1, 2002 through the date hereof, the Investor has not purchased, sold or "sold short" any securities of the Company (except pursuant to this Agreement).

        4.2 Accredited Investor Status. The Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

        4.3 Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to the Investor in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

        4.4 Information. The Investor and the Investor's advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, including, without limitation, the information required to be delivered to the Investors under Rule 502(b)(2) of Regulation D as promulgated under the Securities Act, and any other materials relating to the offer and sale of the Securities that have been requested by the Investor. The Investor and such Investor's advisors, if any, have been afforded the opportunity to ask questions of the Company. The Investor understands that the Investor's investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision with respect to the Investor's acquisition of the Securities.

        4.5 No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

        4.6 Transfer or Resale. The Investor understands that, except as provided in Section 8: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Investor delivers to the Company an opinion of counsel, in a generally acceptable form, to the effect that the Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Investor provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended, (or a successor rule thereto) ("Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and except as provided in this

Agreement (iii) neither the Company nor any other person is under any obligation to register the Notes or Warrants under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

        4.7 Legends. The Investor understands that the certificates or other instruments representing the Notes and the Warrants and, until such time as the sale of the Conversion Shares, the Warrant Shares and the Interest Shares have been registered under the Securities Act as contemplated by Section 8, the stock certificates representing the Conversion Shares, the Warrant Shares and the Interest Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THAT ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

        4.8 Authorization; Enforcement; Validity. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

        4.9 Residency. The Investor is a resident of that jurisdiction specified in its address on Exhibit A.

        4.10 Minimum Investment by Certain Investors. Crestview Capital Fund, LP, Crestview Capital Fund II, LP, Crestview Offshore Fund, Inc. and Robert Geras shall invest an aggregate of not less than $1,750,000 for the purchase of Securities offered hereunder. At or prior to the Closing, Kris Shah shall pay the Company $347,224.16, and the Company shall accept such amount, as payment in full and complete satisfaction of the amounts owed by Kris Shah to the Company under the promissory note in the original principal amount of $500,000 which was delivered by Kris Shah in July of 2000, which note was not otherwise due until July 24, 2005. In addition, at or prior to the Closing, Kris Shah and Marvin J. Winkler shall (i) accept in exchange for the December Notes currently held by them amended and restated notes with similar terms but with a maturity date of December 31, 2005 (collectively, the "Amended December Notes"), and (ii) lend the Company $152,775.84 and $500,000, respectively, in exchange for promissory notes dated the same date hereof that are not convertible into shares of capital stock of the Company or any derivative security of the Company and which have a maturity date of December 31, 2005 (collectively with the Amended December Notes, the "Principal Notes" and each a "Principal Note").

5.      GUARANTEE; GRANT OF SECURITY INTEREST.

        5.1 Guarantee. Each Guarantor hereby unconditionally and irrevocably guarantees to Investors and their respective successors, endorsees, transferees and assigns the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Obligations. Each Guarantor hereby waives, to the fullest extent permitted by applicable law and subject to any applicable grace or cure periods provided in the Transaction Documents: (i) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of the Notes, Warrants, notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Investors on which any Guarantor may in any way be liable; (ii) all rights to notice and a hearing prior to the Representative of the Investors' taking possession or control of, or to the Representative of the Investors' reply, attachment or levy upon, or any bond or security which might be required by any court prior to allowing the Representative of the Investors to exercise any of its remedies; (iii) notice of any extension, modification, renewal or amendment of any of the terms of this Agreement, the Notes or the Warrants or any related agreement or instrument relating to the Obligations; (iv) notice of the occurrence of any default or event of default with respect to the Obligations; and (v) notice of any exercise or non-exercise by the Representative of the Investors of any right, power or remedy with respect to the Obligations.

        5.2 Grant; Description of Collateral. To secure each Guarantor's obligations under Section 5.1 above and the prompt and complete payment, performance and observance of all of the Obligations, and to induce the Investors to enter into this Agreement and to purchase the Securities as provided for herein in accordance with the terms hereof, the Company and each Guarantor hereby pledge and grant to the Investors on the Closing Date a security interest (pro rata to each Investor in accordance with the relative principal amounts of the Investors' Notes), during the time the Obligations are outstanding, in all of the Company's or such Guarantor's, as applicable, right, title and interest in and to all of its assets, whether now owned or hereafter acquired or arising and whether owned or consigned by or to or leased by or to the Company or such Guarantor, as applicable, and regardless of where located, including, without limitation, (a) all Accounts; (b) all Agreements; (c) all Chattel Paper; (d) all Contracts; (e) all Documents; (f) all Equipment; (g) all Fixtures; (h) all General Intangibles;
(i) all Instruments; (j) all Inventory; (k) all Leases; (l) all Investment Property, including, without limitation, shares of Stock owned by the Company or such Guarantor, as applicable; (m) all other Goods, cash, Cash Equivalents, and personal property, whether tangible or intangible; (n) all books and records (including, but not limited to, customer lists, credit files, computer programs, printouts, manufacturing processes and other computer materials and records) pertaining to any of the foregoing; and (o) to the extent not otherwise included, all Proceeds of the items set forth in (a) through (n), and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the items set forth in (a) through (n) (all of which being hereinafter collectively referred to as the "Collateral").

        5.3     Priority; Agreements Relating to Collateral.

                5.3.1 Priority of Security Interest. Each Investor hereby acknowledges and agrees that, as of the Closing Date, the Investor's security interest in the Collateral is (i) a security interest shared pro rata with the other Investors (in proportion to the face amounts of their Notes), such that all the Obligations are secured by the Collateral and the Obligations owed to an Investor are secured by the Collateral only to the extent the Investor has a pro rata security interest in the Collateral (in proportion to the face amounts of the Investors' Notes), and (ii) is junior in priority to the security interests of the holders of any Senior Debt (as defined below), except for the Investor's security interest in the Company's intellectual property, which is only junior in priority and subject to any rights of
        (A) the United States government under any government contract pursuant to which certain of the Company's intellectual property was developed, and (B) a general contractor for the United States government under any subcontract agreement between the Company and the general contractor pursuant to which certain of the Company's intellectual property was developed (such government contracts and subcontract agreements being referred to herein collectively as the "Government Contracts").

                5.3.2 Senior Debt. "Senior Debt" means an amount owing by the Company or a Guarantor, including principal, interest (including any interest accruing during any bankruptcy proceeding), premium, if any, fees (including, without limitation, any commitment, agency, facility, structuring, restructuring or other fee), costs, expenses and indemnities, from time to time for indebtedness for borrowed money under notes, debentures or other evidence of indebtedness issued to, or agreements with, a commercial bank or similar financial institution whose principal business is the lending of money solely for the purpose of obtaining working capital for the Company or the Guarantor. Each Investor hereby waives any and all notice of renewal, extension or accrual of any of the Senior Debt, present or future, and agrees and consents that without notice to or consent of the Investor: (a) the obligations and liabilities of the Company, a Guarantor or any other party or parties under the Senior Debt may, from time to time, in whole or in part, be renewed, refinanced, replaced, terminated, decreased or released; (b) the holders of Senior Debt and their representatives may exercise or refrain from exercising any right, remedy or power granted by any document creating or evidencing the Senior Debt or at law, in equity, or otherwise, with respect to the Senior Debt or in connection with any collateral security or lien (legal or equitable) held, given or intended to be given therefor (including, without limitation, the right to perfect any lien or security interest created in connection therewith); and (c) any and all collateral security and/or liens (legal or equitable) at any time, present or future, held, given or intended to be given for the Senior Debt, and any rights or remedies of the holders of Senior Debt and their representatives in respect thereof, may, from time to time, in whole or in part, be surrendered, released, perfected, unperfected or waived by the holders of Senior Debt and their representatives.

                5.3.3 Execution of Subordination Agreement. Each Investor agrees that, upon the request of any holder of Senior Debt, the Investor will execute and deliver a subordination agreement for the benefit of such holder of Senior Debt (in form reasonably acceptable to the Investor and the Investor's counsel); provided, however that the foregoing shall not require the Investor to execute or deliver any agreement which provides for additional terms of subordination or otherwise adversely modifies (whether by change, addition or deletion) the terms of the security interest granted hereunder.

                5.3.4 Additional Encumbrances. Neither the Company nor any Guarantor shall, without the prior written consent of both the Representative of the Investors and Investors holding a majority in principal amount of the outstanding Notes, create or suffer to exist any lien or security interest on or with respect to the Collateral, except liens or security interests (i) in favor of holders of Senior Debt or the Notes, (ii) securing taxes, assessments or governmental charges or levies, or (iii) that arise in the ordinary course of business and not created in connection with the borrowing of money or the obtaining of credit.

                5.3.5 Insurance. The Company and each Guarantor shall in good faith seek and evaluate insurance products relative to the intellectual property of the Company or that Guarantor, as applicable. If the terms, costs and availability of funds provided by these insurance products are reasonably acceptable to the Company, the Guarantor, as applicable, the Representative of the Investors and Investors holding a majority in principal amount of the outstanding Notes, the insurance products shall be obtained at the Company's expense for the term that the Obligations remain outstanding.

        5.4 Collateral Held by Investors. The Collateral includes all of the Company's and Guarantors' property held by the Investors, including, but not limited to, all property of every description now or hereafter in the possession or custody of, or in transit to, the Investors, for any purpose, including, but not limited to, for safekeeping, collection or pledge, for the account of the Company or any Guarantor, or as to which the Company or any Guarantor may have any right or power.

        5.5 Security Interest Absolute. All rights and security interests of the Investors in the Collateral shall be absolute and unconditional, irrespective of: (i) any lack of validity or enforceability of any of the Obligations or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from terms of the Notes; (iii) any exchange, release or non-perfection of any Collateral for all or any of the Obligations; or (iv) any other circumstance which might otherwise constitute a defense available to the Company or a Guarantor, or a discharge of the Company's or any Guarantor's obligations, with respect to the validity or enforceability of a security interest to the Collateral.

        5.6 Limitation on the Investors' Duty in Respect of Collateral. The Investors shall use reasonable care with respect to the Collateral in their possession or under their control, if any. The Investors shall not have any other duty as to any Collateral in their possession or control or in the possession or control of any agent or nominee of the Investors, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of the Company, the Investors shall account for any monies received by the Investors in respect of any foreclosure on or disposition of the Collateral.

        5.7 Reinstatement. The provisions of this Section 5 shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company or any Guarantor for liquidation or reorganization, should the Company or any Guarantor become insolvent or make an assignment for the benefit of creditors, or should a receiver or trustee be appointed for all or any significant part of the Company's or any Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though the payment or performance had not been made. If any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        5.8 Representative of the Investors. Each Investor hereby appoints Kingsport Capital Partners, LLC as the Representative of the Investors hereunder and as its attorney-in-fact for purposes of enforcing the Investor's rights as a secured party under this Agreement, and Kingsport Capital Partners, LLC accepts such appointment as the Representative of the Investors and hereby agrees to act on behalf of the Investors as the Representative of the Investors. No Investor shall exercise or attempt to exercise any rights as a secured party without prior written consent of the Representative of the Investors. Should a material default occur upon any Note, the holder of such Note shall notify the Representative of the Investor and the Representative of the Investors shall call a meeting of the Investors and the Representative of the Investors. The Representative of the Investors shall then take whatever legal or other action as shall have been authorized by Investors holding a majority of the outstanding principal amount of the Notes for purposes of enforcing the rights of the Investors as secured parties under this Agreement. Any legal or other action taken by the Representative of the Investors shall be for the benefit of the Investors (pro rata to each Investor in accordance with the relative outstanding principal amounts of the Investors' Notes). Each Investor hereby acknowledges and agrees that if any Investor shall obtain any payment (whether voluntary or involuntary, through the exercise of any right or set-off, or otherwise) on account of any Note held by that Investor in excess of that Investor's ratable share of payments on account of the Notes held by all of the Investors, that Investor shall pay over to the Representative of the Investors or, at the Representative of the Investors's direction, to any other Investor pro rata in the outstanding principal amounts of each of their respective Notes, any property in cash or otherwise received by the Investor comprising the excess of that Investor's ratable share of payments on account of the Notes held by all of the Investors.

        6. COVENANTS. The Company and Guarantors, as applicable, covenant and agree as set forth in Sections 6.1 through 6.12. The Investors covenant and agree as set forth in Section 6.13.

        6.1 Payments with Respect to the Notes, Principal Notes. The Company shall pay the principal of, interest on and other amounts due pursuant to the terms of the Notes on the dates and in the manner provided therein. Unless the Notes have been paid in full or fully converted to shares of Common Stock of the Company in accordance with their terms, the Company shall not prepay any amounts owed under any Principal Note without the prior written consent of the Representative of the Investors.

        6.2 Notice of Default or Litigation. Promptly, and in any event within one Business Day, after an officer of the Company obtains knowledge thereof, the Company shall deliver to the Representative of the Investors notice of (i) the occurrence of any event, act or condition which constitutes a Default or Event of Default, (ii) any litigation or governmental proceeding pending against the Company and (iii) any other event which is likely to have a Material Adverse Effect. Each such notice shall specify in reasonable detail the nature of the event, act, condition, Default, Event of Default or proceeding and what action the Company is taking or proposes to take with respect thereto.

        6.3 Books, Records and Inspections. The Company shall keep (i) proper books of record and account in which full, true and correct entries in conformity with all requirements of law and with GAAP (except that all interim information shall be subject to normal year-end adjustments) shall be made of all dealings and transactions in relation to its business and activities and
(ii) satisfactory and complete records of the Collateral. The Company shall permit designated agents of the Representative of the Investors to visit and inspect any of the properties of the Company, and to examine the books of account and records of the Collateral of the Company and make copies thereof, and discuss the affairs, finances and accounts of the Company with, and be advised as to the same by, its officers and independent accountants, all during the Company's normal business hours, upon prior notice and to such extent as the Representative of the Investors may request. The Company shall mark its books and records pertaining to the Collateral to evidence this Agreement and the Lien granted hereby. Upon the occurrence and during the continuation of a Default or an Event of Default, the Company shall deliver and turn over all of its books and records pertaining to the Collateral to the Representative of the Investors at any time on demand of the Representative of the Investors.

        6.4 Taxes. The Company shall pay when due all Taxes, except as contested in good faith and by appropriate proceedings if adequate reserves have been established with respect thereto.

        6.5 Covenants Concerning the Collateral. For so long as any Obligations remain outstanding:

                6.5.1 Further Assurances. At any time and from time to time, upon the request of the Representative of the Investors and at the sole expense of the Company, the Company and/or any Guarantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Representative of the Investors may reasonably deem necessary to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of a financing statement or continuation statement with the secretary of state of the state in which the Company or the Guarantor, as applicable, is incorporated. The Company and each Guarantor also authorizes the Representative of the Investors to file any such financing or continuation statement without the signature of the Company or the Guarantor, as applicable, to the extent permitted by applicable law. The Investors, upon request, shall cause the Representative of the Investors to provide the Company and/or a Guarantor with photocopies of all such filings at the Company's expense. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, the Instrument, other than checks received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to the Investors immediately upon the Company's or a Guarantor's, as applicable, receipt thereof and promptly delivered to the Representative of the Investors.

                6.5.2 Corporate Identity. Neither the Company nor any Guarantor shall change its name, identity, state of incorporation or corporate structure in any manner that might make any financing or continuation statement filed in connection herewith misleading within the meaning of
        Section 9-506 of the UCC or any other applicable provision of the UCC unless it shall have given the Representative of the Investors at least 30 days' prior written notice thereof and shall have taken all action (or made arrangements satisfactory to the Representative of the Investors, at the Company's expense, to take such action substantially simultaneously with the change if it is impossible to take such action in advance) necessary or requested by the Representative of the Investors to amend the financing statement or continuation statement so that it is not misleading.

                6.5.3 Fixtures and Equipment. The Company and each Guarantor shall keep and maintain the Fixtures and Equipment owned by it in good operating condition sufficient for the continuation of the business conducted by it on a basis consistent with past practices, and the Company and each Guarantor, as applicable, shall provide or arrange for all maintenance and service and all repairs necessary for that purpose.

                6.5.4 Collateral Transfer, Removal or Sale. Neither the Company nor any Guarantor shall, without the prior written consent of both the Representative of the Investors and Investors holding a majority in principal amount of the outstanding Notes, sell, assign, transfer or otherwise dispose of any Collateral, other than sales of Inventory and licenses of the Company's or Guarantor's, as applicable, intellectual property in the ordinary course, consistent with past practices and in a manner consistent with the best interests of the Company or such Guarantor, as applicable, and its stockholders.

                6.5.5 Intellectual Property. Neither the Company nor any Guarantor shall, without the prior written consent of both the Representative of the Investors and Investors holding a majority in principal amount of the outstanding Notes, create or allow to exist, any lien, encumbrance or other security interest in any intellectual property of the Company or the Guarantor, as applicable.

        6.6 Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Representative of the Investors promptly after the filing. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Investors pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Representative of the Investors. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States.

        6.7 Reporting Status. Until the date as of which the Investors may sell all of the Conversion Shares, the Warrant Shares and the Interest Shares without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act and with any Principal Market, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit termination.

        6.8 Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon conversion of all Notes and the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon exercise of all outstanding Warrants.

        6.9 Listing. The Company shall promptly secure the listing of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on The Nasdaq National Market or The Nasdaq SmallCap Market or listed on The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. (as applicable, the "Principal Market"). Neither the Company nor any of its Subsidiaries shall take any action that would be reasonably expected to result in the delisting or suspension of the Common Stock from the Principal Market, and the Company shall use best efforts to continue such listing. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 6.9.

        6.10 Expenses. The Company shall reimburse the Representative of the Investors an aggregate of up to $35,000 for expenses (including reasonable attorneys fees and costs) incurred by the Representative of the Investors for purposes of performing due diligence in connection with the transactions contemplated by this Agreement. Prior to the date hereof, the Company previously paid the Representative of the Investors $7,500 of the $35,000 referred to above, so the Company shall only be obligated to reimburse the Representative of the Investors for an aggregate of up to an additional $27,500 pursuant to this
Section 6.10. Any additional
reimbursement required to be made hereunder shall be made by the Company promptly upon presentment by the Representative of the Investors of evidence satisfactory to the Company that expenses greater than $7,500 have been incurred by the Representative of the Investors for purposes of performing due diligence in connection with the transactions contemplated by this Agreement. Crestview Capital Fund, L.P. (an affiliate of the Representative of the Investors) may withhold payment of $27,500 (or such lesser amount of the up to $35,000 of expenses not previously reimbursed by the Company as contemplated in this
Section 6.10) of its subscription price for the Securities as a set-off of the Company's obligations not previously satisfied hereunder.

        6.11 Filing of Form 8-K. On or before the first Business Day following the Closing Date, the Company shall issue a press release describing the transaction and shall also file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to the Form 8-K this Agreement, the form of Note and the form of Warrant, as and to the extent required by the Exchange Act.

        6.12 Stockholder Approval; Proxy Statement. As promptly as possible after the execution and delivery of this Agreement, the Company shall cause a meeting of its stockholders (the "Company Stockholder Meeting") to be held (on a date selected in consultation with the Representative of the Investors) for the purpose of voting on the approval or ratification of the transactions contemplated by this Agreement, including approval or ratification of the issuance of the Conversion Shares, the Warrant Shares and the Interest Shares contemplated hereby (collectively, the "Transactions"). The Company's Board of Directors shall recommend approval and adoption or ratification of the Transactions. In connection with the Company Stockholder Meeting, the Company
(i) shall prepare and file with the SEC, and use its reasonable best efforts to have cleared by the SEC and will thereafter mail to its stockholders as promptly as practicable a proxy statement meeting the requirements of Regulation 14A promulgated under the Exchange Act (the "Proxy Statement") and all other proxy materials relating to the Company Stockholder Meeting, which Proxy Statement shall include the recommendation of the Company's Board of Directors in favor of the Transactions, (ii) shall ensure that all proxies solicited in connection with the Company Stockholder Meeting are solicited in compliance with all applicable statutes, laws and regulations, including the rules and regulations promulgated by the SEC, and (iii) shall otherwise comply with Applicable Law in connection with the Transactions. The Company will provide the Representative of the Investors with a copy of the preliminary Proxy Statement and all modifications thereto prior to filing or delivery to the SEC and will consult with the Representative of the Investors in connection therewith. The Company will notify the Representative of the Investors promptly of any receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and will supply the Representative of the Investors with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement. If at any time after the mailing of the Proxy Statement to the Company's stockholders there occurs any event that should be set forth in an amendment or supplement to the Proxy Statement, the Company will promptly prepare and mail to its stockholders such an amendment or supplement. The Company will not mail any Proxy Statement, or any amendment or supplement thereto, to which the Representative of the Investors reasonably objects. The Company covenants that the Proxy Statement, including any amendment or supplement thereto, shall not contain any untrue statement of a material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading.

        6.13 Investors' Covenants. Each Investor hereby covenants and agrees that he, she or it shall abstain from voting any Conversion Shares, Warrant Shares and Interest Shares he, she or it may have acquired prior to the record date of the Company Stockholder Meeting for or against the Transactions to be voted upon at the Company Stockholder Meeting.

7.      DEFAULTS AND REMEDIES.

        7.1    Events of Default. An "Event of Default" occurs if:

                (a) the Company fails to make any payment of principal or premium on the Notes when due, whether at maturity, upon prepayment or acceleration, or otherwise;

                (b) the Company fails to make any payment of accrued interest on the Notes (including any payment of interest in kind in accordance with the terms of the Notes) when such payment becomes due, whether a regularly scheduled payment or otherwise;

                (c) the Company fails to comply with any of the agreements or covenants contained in, or otherwise breaches, this Agreement or any other agreement, covenant or provision contained in the Transaction Documents and such failure continues for a period of 10 days after an officer of the Company obtains knowledge thereof;

                (d) any representation or warranty made by the Company under, relating to or in connection with this Agreement shall be false or misleading when made;

                (e) the Company, pursuant to or within the meaning of any Bankruptcy Law, commences a voluntary case or proceeding, consents to the entry of an order for relief against it in an involuntary case or proceeding, consents to the appointment of a Custodian of it or for all or substantially all of its property, makes a general assignment for the benefit of its creditors, or generally is unable to pay its debts as they become due;

                (f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that is for relief against the Company in an involuntary case or proceeding, appoints a Custodian of the Company or for all or substantially all of its property, or orders the liquidation of the Company;

                (g) the Registration Statement referred to in Section 8.1 of this Agreement has not been filed or become effective by the date 120 days after the Closing Date; or

                (h) except for the security interests granted hereunder and except as may arise under the Government Contracts, the Company or any Guarantor grants or agrees to grant to any Person a security interest in any intellectual property of the Company or any Guarantor.

        7.2 Acceleration. If an Event of Default (other than an Event of Default specified in clause (e) or (f) of Section 7.1) occurs and is continuing and has not been cured within the applicable cure period, if any, the Investors, by written notice to the Company, may declare all unpaid principal of and accrued interest on the Notes to be due and payable as specified below. Upon a declaration of acceleration, the principal and accrued interest shall become immediately due and payable. If an Event of Default specified in clause (e) or (f) of Section 7.1 occurs, all principal of and interest on the Notes then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Investors.

        7.3 Other Remedies. If any Default or Event of Default occurs and is continuing, the Investors may proceed to protect and enforce their rights under this Agreement or the Notes by exercising such remedies as are available in respect thereof under this Agreement or under applicable law, either by suit in equity or by action at law, or both, whether for the collection of the payment of principal of or interest on the Notes or to enforce the specific performance of any covenant or other agreement contained in this Agreement or the Notes. No remedy conferred in this Agreement upon the Investors is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise. The Investors shall be entitled to all of the rights and remedies of secured parties under the UCC.

        7.4 Waiver of Past Defaults. The Investors, by written notice to the Company, may waive an existing Default or Event of Default and its consequences with respect to the Notes; provided, however, that no such waiver will extend to any subsequent or other Default or Event of Default or impair any right of the Investors which may arise as a result of the Default or Event of Default.

8.      REGISTRATION.

        8.1 Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than 60 days after the Closing Date (the "Filing Deadline"), file with the SEC, a registration statement ("Registration Statement") on Form S-3 covering the resale of all of the Registrable Securities. If Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the date which is 120 days after the Closing Date (the "Effectiveness Deadline").

        8.2 Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) a Registration Statement covering all the Registrable Securities and required to be filed by the Company pursuant to this Agreement is not (A) filed with the SEC on or before the Filing Deadline or (B) declared effective by the SEC on or before the Effectiveness Deadline or (ii) on any day after the Registration Statement has been declared effective by the SEC sales of all the Registrable Securities required to be included on such Registration Statement cannot be made pursuant to the Registration Statement (including, without limitation, because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement or to register sufficient shares of Common Stock), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Notes an amount in cash equal to 2% of the face amount of the Notes per month for each month of delay (prorated for partial months), retroactive to the Closing Date. The payments to which a holder shall be entitled pursuant to this Section 8.2 are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third business day after the event or failure giving rise to the Registration Delay Payments is cured. If the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. The Company promptly shall deliver to the Representative of the Investors copies of any SEC comments pertaining to the Registration Statement and the Company shall respond to the SEC comments within five Business Days of the Company's receipt of the SEC comments.

        8.3 Related Obligations. At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 8.1, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                (a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the Filing Deadline) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the Securities Act or (ii) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "best efforts" means, among other things, that the Company shall submit to the SEC, within two business days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request.

                (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of the Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 8.3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated the report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

                (c) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the Registration Statement is prepared and filed with the SEC, at least one copy of the Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten copies of the prospectus included in the Registration Statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor.

                (d) The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under such other securities or "Blue Sky" laws of all the states of the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to the registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain the registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in those jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 8.3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Representative of the Investors of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "Blue Sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for that purpose.

                (e) The Company shall notify the Representative of the Investors in writing of the happening of any event, as promptly as practicable after becoming aware of the event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall the notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct the untrue statement or omission, and deliver ten copies of such supplement or amendment to each Investor (or such other number of copies as an Investor may reasonably request). The Company shall also promptly notify the Representative of the Investors in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Representative of the Investors by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                (f) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of the order or suspension at the earliest possible moment and to notify the Representative of the Investors of the issuance of the order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                (g) If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in the offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in the prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor.

                        (h) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                        (i) The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning on the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                        (j) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                        (k) Within two Business Days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to its transfer agent (with copies to the Investors whose Registrable Securities are included in the Registration Statement) confirmation that the Registration Statement has been declared effective by the SEC.

                        (l) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by Investors of Registrable Securities pursuant to a Registration Statement.

                        (m) Notwithstanding anything to the contrary in Section 8.3(e), at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "Grace Period"); provided, that the Company shall promptly (i) notify the Representative of the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Representative of the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed 15 consecutive days and during any 365 day period, such Grace Periods shall not exceed an aggregate of 30 days and the first day of any Grace Period must be at least two trading days after the last day of any prior Grace Period (an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Representative of the Investors receives the notice referred to in clause (i) and shall end on and include the later of the date the Representative of the Investors receives the notice referred to in clause (ii) and the date referred to in the notice. The provisions of Section 8.3(f) shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 8.3(e) with respect to the information giving rise to the Grace Period unless the material non-public information is no longer applicable.

        8.4      Obligations of the Investors.

                (a) At least seven business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each Investor if the Investor elects to have any of the Investor's Registrable Securities included in the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with the registration as the Company may reasonably request.

                (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the

Investor has notified the Company in writing of the Investor's election to exclude all of the Investor's Registrable Securities from the Registration Statement.

                (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 8.3(f) or the first sentence of Section 8.3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering the Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 8.3(f) or the first sentence of Section 8.3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 8.3(f) or the first sentence of Section 8.3(e) and for which the Investor has not yet settled.

        8.5 Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 8.1, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company and the Representative of the Investors shall be paid by the Company.

        8.6 Indemnification. If any Registrable Securities are included in a Registration Statement under this Agreement:

                (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "Blue Sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). Subject to Section 8.6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 8.6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Indemnified Person for the Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if the prospectus was timely made available by the Company pursuant to Section 8.3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any person from whom the person asserting any Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if the prospectus was timely made available by the Company pursuant to Section 8.3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and the Indemnified Person, notwithstanding the advice, used it; (iii) shall not be available to the extent the Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if the prospectus was timely made available by the Company pursuant to Section 8.3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if the settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors.

                (b) In connection with any Registration Statement in which an Investor is participating, each Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 8.6(a), the Company, each of its directors, each of its officers who signs the Registration Statement each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as the Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that the Violation occurs in reliance upon and in conformity with information furnished to the Company in writing by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 8.6(c), the Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any Claim; provided, however, that the indemnity agreement contained in this Section 8.6(b) and the agreement with respect to contribution contained in Section 8.7 shall not apply to amounts paid in settlement of any Claim if the settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 8.6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 8.6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 8.6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, the Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 8.6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for the Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by that counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between the Indemnified Person or Indemnified Party and any other party represented by that counsel in the proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding a majority of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprized as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to the Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve the indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 8.6, except to the extent that the indemnifying party is prejudiced in its ability to defend the action.

                (d) The indemnification required by this Section 8.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

        8.7 Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 8.6 to the fullest extent permitted by law; provided, however, that: (i) no person involved in the sale of Registrable Securities, which person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with the sale, shall be entitled to contribution from any person involved in the sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by the seller from the sale of the Registrable Securities pursuant to the Registration Statement.

        8.8 Reports under the Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                (c) furnish to each Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell the securities pursuant to Rule 144 without registration.

        8.9 Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of that agreement is furnished to the Company within a reasonable time after such transfer or assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of the transferee or assignee, and (b) the securities with respect to which the registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) the transfer was made in accordance with the applicable requirements of this Agreement.

        8.10 Amendment of Registration Rights. Provisions of this Section 8 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the Representative of the Investors and Investors who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver affected in accordance with this Section 8.10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

9. CLOSING. The closing of the transactions contemplated by this Agreement ("Closing") shall occur in multiple closings, the first of which is taking place on the date first mentioned above (each closing date is referred to herein as a "Closing Date"). Notwithstanding any other contrary provision in the Transaction Documents, the parties hereto acknowledge and agree that the Company may offer, sell and issue additional Notes and Warrants to Persons on the same terms and conditions as set forth in this Agreement for a period of up to 30 days following the date first mentioned above. The parties further acknowledge and agree that any Person who purchases Notes and Warrants pursuant to the preceding sentence shall, upon an appropriate amendment to Exhibit A and his, her or its execution of Exhibit A and payment of the applicable purchase price for the Notes and Warrants issued to that Person, be deemed an Investor hereunder for all purposes.

10.     MISCELLANEOUS.

        10.1 Payments. Before disposing of the Notes or any portion thereof, the Investors shall make a notation thereon (or on a schedule attached thereto) of the amount of all payments previously made with respect thereto.

        10.2 Consent to Amendments. Except as otherwise set forth in Section
8.10 of this Agreement, this Agreement may be amended, restated, supplemented, modified or extended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if, and only if, prior to taking any such action or omitting to perform any such act, the Company shall have obtained the written consent of both the Representative of the Investors and Investors holding a majority of the principal amount of the outstanding Notes to such amendment, restatement, supplement, modification, extension, action, or omission to act.

        10.3 Form, Registration, Transfer and Exchange of the Note; Lost Note. The Company shall keep at its principal office a register in which it shall provide for the registration of the Notes and of transfers of the Notes or any portions thereof. Upon surrender for registration of transfer of any Note at the principal office in accordance with the provisions hereof, the Company shall, at its expense and within three Business Days of such surrender and provided it can do so without violating Applicable Law, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, which new Note or Notes shall be registered in the name of such Transferee or Transferees.

        10.4 Entire Agreement. This Agreement, the Notes, the Warrants and the other agreements and instruments furnished pursuant hereto or in connection herewith constitute the full and entire agreement and understanding between the Investors and the Company, and supersede all prior written or oral agreements and understandings relating to the subject matter hereof, including, without limitation the Term Sheet for the transactions contemplated by this Agreement, by and between the Company and the Representative of the Investors.

        10.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

        10.6 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee). The Investors may assign any and all of its rights under this Agreement, the Note and the Warrants to any Transferee and upon such assignment the Transferee shall be entitled to all of the rights of the Investors hereunder to the same extent as if the Transferee were an original party hereof.

        10.7 Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon the expiration of 72 hours after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

       If to the Company, Guarantors or      If to the Investors, at each of
       Principals, at:                       the following:

       SSP Solutions, Inc.                   c/o Kingsport Capital Partners, LLC
       17861 Cartwright Road                 95 Revere Drive, Suite F
       Irvine, California 92614              Northbrook, Illinois 60062
       Attention:  President                 Attn: Richard Levy
       Telecopy: (949) 851-8679              Telecopy: (847) 559-5807

                                             and

                                             Richard P. Kiphart
                                             c/o William Blair & Company
                                             222 West Adams Street
                                             Chicago, Illinois 60606
                                             Telecopy: (312) 368-9418

       With a copy to:                       With a copy to:

       Rutan & Tucker, LLP                   Neal, Gerber & Eisenberg
       611 Anton Boulevard, Suite 1400       2 North LaSalle Street, Suite 2200
       Costa Mesa, California 92629          Chicago, Illinois 60602
       Attention: Gregg Amber, Esq.          Attention: Scott J. Bakal, Esq.
       Telecopy: (714) 546-9035              Telecopy: (312) 269-1747


or at such other address or addresses as the Investors or the Company, as the case may be, may specify by written notice given in accordance with this Section 10.7.

        10.8 Accounting Terms. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them by generally accepted accounting principles and all accounting determinations hereunder or pursuant hereto shall be made, and all financial statements required to be delivered by the Company hereunder shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis.

        10.9 Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are for convenience of reference only and do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Agreement.

        10.10 Exhibits and Disclosure Schedules. The Exhibits and the Schedules attached hereto are incorporated herein and shall be an integral part of this Agreement.

        10.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

        10.12 Remedies. In the event of any litigation relating to this Agreement or the Securities, each party shall bear its own fees, costs, and expenses, including without limitation fees and expenses of attorneys and accountants and all fees, costs and expenses of appeals. None of the rights, powers or remedies conferred under this Agreement or the Securities shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

        10.13 Governing Law and Choice of Forum. Except where the UCC specifically requires the application of another jurisdiction's laws, in all respects, including all matters of construction, validity and performance, this Agreement and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to principles thereof regarding conflicts of laws. The parties hereby consent, in any dispute, action, litigation or other proceeding concerning the Transaction Documents (including arbitration) to the jurisdiction of the courts of California, with the County of Orange being the sole venue for the bringing of the action or proceeding.

        10.14 Indemnification. The Company shall indemnify and hold harmless the Investors, their respective Affiliates and their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all claims, losses, damages and liabilities, and agrees to reimburse the Investor Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

                (a) any misrepresentation, omission of fact or breach of any of the representations or warranties by the Company or any Guarantor contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement;

                (b) any failure by the Company or any Guarantor to perform in any material respect its respective covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

                (c) any action instituted against the Investors, or any of them, by any stockholder of the Company who is not an Affiliate of an Investor, with respect to any of the transactions contemplated by this Agreement.

        10.15 Enforcement. The Company agree to pay all costs and expenses, including the fees and expenses of any attorneys, accountants and other experts retained by the Investors which are expended or incurred by the Investors in connection with this Agreement or the Note, the exercise, enforcement, waiver, consent, amendment, protection or modification of any of its rights or remedies hereunder or thereunder, or the collection of any sums due hereunder or thereunder, or any actions or proceedings taken with respect to the Collateral, whether or not suit is commenced.

        10.16 Representation by Counsel. Each party represents and warrants that it has been represented by independent counsel in the negotiation of this Agreement, its Exhibits and Schedules, the Notes and the Warrants, and has received the advice of its counsel prior to executing this Agreement, the Notes and the Warrants.

        10.17 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT, THE SECURITIES AND/OR ANY RELATED AGREEMENT OR THE TRANSACTIONS COMPLETED HEREBY OR THEREBY.

                         [SIGNATURES ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

"COMPANY"                               SSP SOLUTIONS, INC.


                                        By: /s/ RICHARD M. DEPEW
                                            ------------------------------------
                                            Richard M. Depew, President


                                        By: /s/ THOMAS E. SCHIFF
                                            ------------------------------------
                                            Thomas E. Schiff,
                                            Chief Financial Officer



"GUARANTORS"                            LITRONIC INDUSTRIES, INC.
(ONLY FOR PURPOSES OF
SECTIONS 5, 6.5 AND 9 OF
THIS AGREEMENT)                         By: /s/ KRIS SHAH
                                            ------------------------------------
                                            Kris Shah, President


                                        By: /s/ THOMAS E. SCHIFF
                                            ------------------------------------
                                            Thomas E. Schiff,
                                            Chief Financial Officer



                                        PULSAR DATA SYSTEMS, INCORPORATED


                                        By: /s/ KRIS SHAH
                                            ------------------------------------
                                            Kris Shah, Chief Executive Officer


                                        By: /s/ THOMAS E. SCHIFF
                                            ------------------------------------
                                            Thomas E. Schiff,
                                            Chief Financial Officer



                                        BIZ INTERACTIVE ZONE, INC.


                                        By: /s/ MARVIN WINKLER
                                            ------------------------------------
                                            Marvin Winkler, President


                                        By: /s/ THOMAS E. SCHIFF
                                            ------------------------------------
                                            Thomas E. Schiff,
                                            Chief Financial Officer



                                        GET/SSP, LLC

                                        By: /s/ MARVIN J. WINKLER
                                            ------------------------------------
                                            Marvin J. Winkler, Manager

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

"PRINCIPALS"                            By: /s/ KRIS SHAH
(ONLY FOR PURPOSES OF                       ------------------------------------
SECTIONS 4.10 AND 9 OF                      Kris Shah
THIS AGREEMENT)

                                        By: /s/ MARVIN J. WINKLER
                                            ------------------------------------
                                            Marvin J. Winkler

REPRESENTATIVE
OF THE INVESTORS
(ONLY FOR PURPOSES OF                   KINGSPORT CAPITAL PARTNERS, LLC
SECTIONS 5.8 AND 9 OF
THIS AGREEMENT)
                                        By: /s/ RICHARD LEVY
                                            ------------------------------------
                                            Richard Levy
                                            Its: Manager

                                        By:
                                            ------------------------------------
                                            Its:

"INVESTORS"                             [INVESTORS' SIGNATURES APPEAR ON
                                        EXHIBIT A]

                                    EXHIBIT A
                     INVESTOR INFORMATION AND SIGNATURE PAGE


                                           Amount      No. of
Name, Address and Contract Information    of Note     Warrants                Signature
--------------------------------------   ----------  ----------               ----------
Crestview Capital Fund, L.P.             $1,075,000    645,000
c/o Kingsport Capital Partners, LLC                                   By: /s/ RICHARD LEVY
95 Revere Drive, Suite F                                                  ---------------------------
Northbrook, Illinois 60062                                                Title: Manager
Attn: Richard Levy
Telecopy: (847) 559-5807

Crestview Capital Fund II, L.P.         $400,000       240,000
c/o Kingsport Capital Partners, LLC                                   By: /s/ RICHARD LEVY
95 Revere Drive, Suite F                                                  ---------------------------
Northbrook, Illinois 60062                                                Title: Manager
Attn: Richard Levy
Telecopy: (847) 559-5807

Crestview Offshore Fund, Inc.           $25,000         15,000
c/o Kingsport Capital Partners, LLC                                   By: /s/ RICHARD LEVY
95 Revere Drive, Suite F                                                  ---------------------------
Northbrook, Illinois 60062                                                Title: Manager
Attn: Richard Levy
Telecopy: (847) 559-5807

Robert Geras                            $250,000       150,000
c/o Kingsport Capital Partners, LLC                                   By: /s/ ROBERT GERAS
95 Revere Drive, Suite F                                                  ---------------------------
Northbrook, Illinois 60062                                                Robert Geras
Attn: Richard Levy
Telecopy: (847) 559-5807

Richard P. Kiphart                   $3,789,667      2,273,800
c/o William Blair & Company                                           By: /s/ RICHARD P. KIPHART
222 West Adams Street                                                     ---------------------------
Chicago, Illinois 60606                                                   Richard P. Kiphart
Telecopy: (312) 368-9418

Nefilim Associates, LLC                 $256,444       153,866
c/o Sandy Tennant                                                     By: /s/ ALAN TENNANT
130 Atlantic Avenue                                                       ---------------------------
Swampscott, Massachusetts 01907                                       Title: Managing Partner
Telecopy: (781) 593-4488                                                     ------------------------

                                    EXHIBIT B

                                   DEFINITIONS

        "Account Debtor" means any "account debtor" as that term is defined in the UCC.

        "Accounts" means all "accounts" as that term is defined in the UCC, now owned or hereafter acquired by the Company or any Guarantor, as applicable, and other forms of obligations in respect of the payment of money (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to the Company or any Guarantor, as applicable.

        "Affiliate" has the meaning specified in Rule 405 under the Securities Act.

        "Agreements" means all contracts, undertakings or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which the Company or any Guarantor, as applicable, may now or hereafter have any right, title or interest.

        "Applicable Laws" means any federal, state or local statute, law, rule, regulation or ordinance applicable to the Company or any Guarantor, as applicable, or its business, including, without limitation, laws relating to franchise, building, zoning, health, sanitation, safety or labor relations, and any order, ruling, judgment or decree of any court, governmental agency or authority or self-regulatory agency which is binding on the Company or any Guarantor, as applicable, or its properties.

        "Bankruptcy Law" means Title 11 of the U.S. Code or any similar Federal or state law for the relief of debtors.

        "Board of Directors" means the board of directors of any Person.

        "Business Day" means any day except Saturday, Sunday and any day which either is a legal holiday under the laws of the State of California or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

        "Cash Equivalents" means interest-bearing demand or time deposits that mature no more than 30 days from the date of creation thereof and that are either (i) insured by the Federal Deposit Insurance Corporation, or (ii) held in any United States commercial bank having general obligations rated at least "AA" or equivalent by Standard & Poor's Corporation or Moody's Investors Service and having capital and surplus of at least $500,000,000 or the equivalent.

        "Charge" means any federal, state, county, city, municipal, local, foreign or other governmental tax at the time due and payable, levy, assessment, charge, lien, claim or encumbrance upon or relating to: (i) the Collateral; (ii) the Obligations; (iii) the employees, payroll, income or gross receipts of the Company; (iv) the ownership or use of any of the assets of the Company; or (v) any other aspect of the business of the Company.

        "Chattel Paper" means all "chattel paper," as that term is defined in the UCC, now owned or hereafter acquired by the Company or any Guarantor, as applicable, wherever located.

        "Claim" or "Claims" means any and all manner of action or actions, proceedings, cause or causes of action, suits, damages (whether general, special or punitive), debts, liabilities, demands, rights, obligations, costs, expenses, losses, attorney's and experts' fees (whether or not litigation is commenced), liens and indemnities of every kind and nature whatsoever, whether known or unknown, suspected or unsuspected, and whether based on contract, tort, stature or other legal or equitable theory of recovery or otherwise.

        "Collateral" has the meaning set forth in Section 5.2.

        "Common Stock" means the common stock, $.01 par value per share, of the Company.

        "Contract" means all of the Company's or any Guarantor's, as applicable, right, title, and interest in and to each presently existing and hereafter arising loan account, account, lease, installment sale contract, contract right, Instrument, note, document, chattel paper, general intangible, and all other forms of obligations owing to the Company or any Guarantor, as applicable, all rights of the Company or any Guarantor, as applicable, to receive payment thereof, together with all other rights of the Company or any Guarantor, as applicable, obtained in connection therewith, and any collateral therefor.

        "Contract Debtor" means each person who is obligated to the Company or any Guarantor, as applicable, to perform any duty under or to make any payment pursuant to the terms of a Contract.

        "Conversion Shares" means the shares of the Company's Common Stock issuable upon conversion of the Notes.

        "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

        "Default" means any event which is, or after notice or lapse of time or both would be, an Event of Default.

        "Documents" means all "documents," as that term is defined in the UCC, now owned or hereafter acquired by the Company or any Guarantor, as applicable, wherever located.

        "Equipment" means all "equipment," as that term is defined in the UCC, now or hereafter owned or acquired by the Company or any Guarantor, as applicable, or in which the Company or any Guarantor, as applicable, has any interest, wherever located.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

        "Fixtures" means all "fixtures," as that term is defined in the UCC, now or hereafter owned or acquired by the Company or any Guarantor, as applicable, wherever located.

        "GAAP" means generally accepted accounting principles and practices set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

        "General Intangibles" means all "general intangibles," as that term is defined in the UCC, including but not limited to patents and trademarks, now owned or hereafter acquired by the Company or any Guarantor, as applicable.

        "Goods" means all "goods," as that term is defined in the UCC, now owned or hereafter acquired by the Company or any Guarantor, as applicable, wherever located.

        "Goodwill" means all goodwill, trade secrets, proprietary or confidential information, technical information, proprietary software and computer source code, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, client databases, candidate databases, distribution agreements and general intangibles now owned or hereafter acquired by the Company or any Guarantor, as applicable.

        "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        "Guarantee" or "Guaranty" means (i) any guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any Indebtedness or other obligation and (ii) any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of Indebtedness or any other obligation, including, without limiting the foregoing, any indemnification agreement, warranty and any agreement to pay amounts drawn down by letters of credit. The amount of a Guarantee shall be deemed to be the maximum amount of the obligation guaranteed for which the guarantor could be held liable under such Guarantee.

        "Holder" means the Person in whose name a Note is registered on the Company's books.

        "Indebtedness" means (without duplication), when used with reference to any Person, (i) any indebtedness, contingent or otherwise, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit or representing the unpaid balance of the purchase price of any property (including any such balance that constitutes a trade payable in excess of $10,000 incurred in the ordinary course of business that is overdue by more than 60 days from its due date and is not being contested in good faith, (ii) the principal component of any capital lease obligations of that Person, (iii) the maximum fixed repurchase price of any redeemable stock of that Person, (iv) the maximum amount payable under any earnout agreement, contingent payment obligation, deferred financing fee or similar deferred or contingent obligation,
(v) obligations secured by a Lien to which any property or asset, including leasehold interests and any other tangible or intangible property rights, owned by that Person is subject, whether or not the obligations secured thereby have been assumed by that Person, and (vi) Guarantees of items which would be included within this definition regardless of whether the items would appear upon the balance sheet.

        "Instruments" means all "instruments," as that term is defined in the UCC, now owned or hereafter acquired by the Company or any Guarantor, as applicable, wherever located.

        "Intangible Assets" means all intangible assets (determined in conformity with GAAP) including, without limitation, goodwill, intellectual property, licenses, organizational costs, deferred amounts, covenants not to compete, unearned income and restricted funds.

        "Interest Shares" means any shares of Common Stock of the Company issued by the Company to holders of the Notes in satisfaction of the Company's quarterly interest payment obligations becoming due under the Notes prior to the maturity of the Notes.

        "Inventory" means all "inventory" as that term is defined in the UCC, in all of its forms, now owned or held, or hereafter acquired by the Company or any Guarantor, as applicable, wherever located.

        "Investment Property" means all "investment property" as that term is defined in the UCC, now owned or hereafter acquired by the Company or any Guarantor, as applicable, wherever located.

        "Leases" means all of those leasehold estates in real property now owned or hereafter acquired by the Company or any Guarantor, as applicable, as lessee.

        "Licenses and Permits" means all licenses, franchises, certificates, permits, consents, registrations, certificates, memberships and other approvals of all governmental or regulatory agencies whether Federal, state or local, necessary to the conduct of its business.

        "Lien" means any lien, pledge, mortgage, claim, covenant, restriction, security interest, charge or encumbrance of any kind, including the interest of a lessor under a capital lease obligation having substantially the same economic effect.

        "Material Adverse Effect" means an adverse effect on the repayment of the Obligations to the Investors or, with respect to any Person, a material adverse effect on the condition (financial or otherwise), business, results of operations, prospects or properties of that Person.

        "Obligations" means any and all indebtedness, claims, debts, liabilities or obligations of the Company owing to the Investors (or any assignee or transferee of the Investors) under or with respect to this Agreement or the Notes, together with interest, premiums and fees accruing thereon and costs and expenses (including attorneys' fees) of collection thereof (including interest, fees, costs and expenses accruing after the filing of a petition by or against the Company under any Bankruptcy Law or any similar federal or state statute).

        "Person" means any individual, trustee, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, limited liability partnership, public benefit corporation, institution, entity or government.

        "Proceeds" means "proceeds," as that term is defined in the UCC.

        "Registrable Securities" means, collectively, the Conversion Shares, the Warrant Shares, the Interest Shares and any securities issued or issuable upon any stock dividend, stock split, recapitalization, merger, consolidation or similar event with respect to those shares. As to any particular Registrable Securities, the securities shall cease to be Registrable Securities when (i) a registration statement covering the securities has become effective under the Securities Act and the securities shall have been disposed of in accordance with the registration statement, (ii) the securities shall have been distributed to the public pursuant to Rule 144 or Rule 144A (or any successor provisions) under the Securities Act or (iii) the securities are no longer outstanding.

        "Representative of the Investors" means Kingsport Capital Partners, LLC.

        "SEC" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

        "Securities" means the Notes and the Warrants issuable to the Investors hereunder and the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof and the Interest Shares issuable, at the election of the Company, in satisfaction of the Company's interest payment obligations under the Notes.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

        "Stock" means all shares, options, warrants, general or limited partnership interests, membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or nonvoting, including, but not limited to, common stock, preferred stock, or any other "equity security" (as that term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Commission under the Exchange Act).

        "Subsidiary" and "Subsidiaries" means any Person of which more than 50% of the total voting power of shares of capital stock (or equivalent interest in a limited liability company or other entity) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof, is at the time owned in the aggregate, directly or indirectly, by the Company or its Subsidiaries.

        "Taxes" means any income, excise, sales, use, stamp or franchise taxes and any other taxes, fees, duties, levies, withholdings or other charges of any nature whatsoever imposed by any taxing authority, whether Federal, state, local or foreign, together with any interest and penalties and additions to tax.

        "Transferee" means any direct or indirect transferee of all or any part of the Securities.

        "UCC" means the Uniform Commercial Code as it may, from time to time, be in effect in the State of California; provided, that if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or the remedies with respect to, the Investors' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of the definitions related to such provisions.

        "Warrant Shares" means the shares of the Company's Common Stock issuable upon exercise of the Warrants.

                              DISCLOSURE SCHEDULES

                                 [see attached]



                                      -1-